SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 8, 2005

INTERMET CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Corporate Drive, Suite 200, Troy, Michigan	48098-2683
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:        (248) 952-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03:    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        On February 8, 2005, the Board of Directors (the “Board”) of INTERMET Corporation (“INTERMET”) adopted two amendments to INTERMET’s By-Laws, as last amended and restated on February 5, 2004 (the “By-Laws”). The first amendment provides that INTERMET’s annual shareholders meeting shall be held on such date as may be established by the Board. Previously, the By-Laws required the annual meeting to be held no later than the last business day of the fifth month following the close of the fiscal year. The second amendment decreases the number of directors of INTERMET from eleven to ten.

        The amendments are attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

        The following exhibit is being filed herewith:

3.1	Amendments to the By-Laws of INTERMET Corporation adopted on February 8, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION
February 14, 2005	By: /s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and
Assistant Secretary

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